Exhibit 32.1

NOVA STAR INNOVATIONS, INC.

CERTIFICATION OF PERIODIC REPORT
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
18 U.S.C. Section 1350

The undersigned executive officer of Nova Star Innovations certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

a.
the quarterly report on Form 10-Q of Nova Star Innovations for the quarter ended September 30, 2013 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

b.	the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Nova Star Innovations.

Date: November 11, 2013	By:	/s/ Mark S. Clayton
Mark S. Clayton
Principal Executive Officer
Principal Financial Officer